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                            MFS(R) MONEY MARKET FUND

                            MFS(R) CASH RESERVE FUND

                      SUPPLEMENT TO THE CURRENT PROSPECTUS

The section of the prospectus entitled "Principal Investment Strategies" is hereby amended to add the following:

The funds may invest in municipal securities and participation interests in municipal securities issued by banks when yield differentials make investment in these securities attractive. Up to 20% of the fund's net assets may be invested in these securities. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank. Because municipal securities may not exceed 20% of the fund's net assets, all distributions of income from the municipal securities will be reported as taxable income to shareholders.

                The date of this Supplement is January 28, 2000.